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                                                                   Exhibit 10.51











                                LG&E ENERGY CORP.

                                STOCK OPTION PLAN

                           FOR NON-EMPLOYEE DIRECTORS






                    As approved by the Board of Directors of
                    LG&E Energy Corp. on December 1, 1993 and
               submitted to the Stockholders of LG&E Energy Corp.
                                on May 24, 1994.



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                                LG&E ENERGY CORP.
                                STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


1.   NAME AND IDENTITY OF THE PLAN.
     -----------------------------
     This instrument and the plan set forth herein shall be known as the LG&E Energy Corp. Stock Option Plan for Non-Employee Directors (the "Plan").

2.   PURPOSE.
     -------
     The purpose of the Plan is to aid LG&E Energy Corp., a Kentucky corporation (the "Company"), in attracting capable individuals to serve on the Company's Board of Directors and to provide an inducement for such individuals to continue to serve on the Board, to increase their investment in the Company with the interest and outlook of an owner and to realize an economic benefit from any future appreciation in the price of the Company's Common Stock. These objectives will be promoted through the granting to such individuals of Options to acquire shares of Common Stock of the Company pursuant to the terms of the Plan.

3.   DEFINITIONS.
     -----------
     As used herein, the following terms shall have the meanings indicated below, unless the context shall give a clear meaning to the contrary:

     (a) "Company" shall mean LG&E Energy Corp., a Kentucky corporation, or any successor thereto as provided in Section 16 of this Plan.

     (b) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

     (c)  "Stockholders" shall mean the stockholders of the Company.

     (d) "Eligible Director" shall mean a member of the Board who is not, and has not been at any time within the preceding three years, an officer or employee of the Company or any of its subsidiaries or affiliates.

     (e) "Administrator" shall mean the Chairman of the Board of the Company, or such other individual as may be designated by the Board.

     (f) "Common Stock" shall mean the common stock, no par value, of the Company.


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     (g)  "Option Agreement" shall mean the LG&E Energy Corp. Stock Option
          Agreement for Non-Employee Directors.

     (h) "Fair Market Value" shall mean the average of the high and low sale prices of the Common Stock as reported on the New York Stock Exchange ("NYSE") for the week including the date of determination thereof.

     (i) "Option" shall mean an option granted under the Plan to an Eligible Director for the purchase of shares of Common Stock.

     (j)  "Optionee" shall mean the recipient and holder of an Option.

     As used herein, the singular shall include the plural and vice versa, and words used in any gender shall include all genders, unless the context shall give a clear meaning to the contrary.

4.   ADMINISTRATION OF THE PLAN.
     --------------------------
     The Plan shall be administered by the Administrator. Subject only to the express restrictions, limitations, and directions of other provisions of the Plan, the Administrator shall have sole, absolute and full authority and power: (a) to interpret the Plan; (b) to establish, amend and rescind rules and regulations relating to, and consistent with, the Plan; and (c) to do such other things and make such other determinations, decisions and interpretations as he deems necessary or advisable to carry out the purposes of the Plan and its orderly administration. All actions, determinations, decisions and interpretations taken and made by the Administrator shall be final and conclusively binding on all persons whomsoever.

5.   STOCK SUBJECT TO THE PLAN.
     -------------------------
     The aggregate number of shares of Common Stock which may be purchased by exercise of Options shall not exceed 250,000, subject to adjustment as provided in Section 7 of the Plan. Accordingly, at any one time the total of the number of shares of Common Stock subject to outstanding Options and the number of shares of Common Stock purchased by exercise of Options shall not exceed 250,000, subject to such adjustment. If any Option expires or terminates without having been exercised in full, the unpurchased shares which were subject thereto, unless the term of the Plan has expired or it has been terminated, shall become available for grant of other Options. Shares available for issuance under the Plan shall be authorized but unissued shares or shares purchased on the open market for such purpose.




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6.   GRANT OF OPTIONS; OPTION FORMULA.
     --------------------------------
     Each person who is a member of the Board on February 2, 1994, and is then an Eligible Director shall automatically be granted an Option for 2,000 shares of Common Stock on that date. Thereafter, upon initial election or appointment to the Board, each Eligible Director shall automatically be granted an Option for 2,000 shares of Common Stock on such initial date of election or appointment. Following such initial grants, each Eligible Director shall be granted an Option for 2,000 shares of Common Stock annually, with such grant to be made on the first Wednesday of February.

     The option exercise price per share for each share of Common Stock covered by an Option shall be the Fair Market Value on the date of the grant of such Option, subject to adjustment as provided in Section 7. Options granted on February 2, 1994 or otherwise prior to approval of this Plan by the Stockholders of the Company, shall be subject to the condition that the Plan be approved by Stockholders as provided for in Section 8 and shall terminate if not so approved. No Option shall be granted as provided for herein if the number of shares of Common Stock then remaining available for grant is insufficient for full grant of all Options to be granted on that date pursuant to the foregoing provisions of this Section 6. The numbers of shares to be granted pursuant to such provisions shall be subject to adjustment as provided in Section 7. Such Options shall continue to be granted to Eligible Directors until the Plan is terminated or amended to eliminate or change such grants.

7.   ADJUSTMENT PROVISIONS
     ---------------------
     In the event of any stock dividend, stock split, combination of shares or other change in respect of the Common Stock, (1) the aggregate number of shares of Common Stock then remaining available for grant of Options under the Plan, the number of shares of Common Stock for which each Option not yet granted pursuant to Section 6 shall be granted and the number of shares of Common Stock then subject to each outstanding Option shall be adjusted in proportion to such change in issued shares; and (2) the option price under each then outstanding Option shall be adjusted so that the total consideration payable to the Company upon exercise of such Option shall not be changed by reason of such change in the Common Stock.

8.   TERM OF PLAN.
     ------------
     The Plan shall become effective upon its adoption by the Board subject to approval by Stockholders at the 1994 Annual Meeting of Stockholders, including any adjournment thereof, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to
     Section 15, until all Common Stock subject to the Plan shall have been purchased or acquired according to the provisions herein. Grants may be made under the Plan prior to Stockholder approval, subject to the condition that the Plan shall


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     be terminated and such grants shall be cancelled in the event that
     Stockholders have not approved the Plan by August 31, 1994.

9.   EXERCISE OF OPTIONS.
     -------------------
     No Option shall be exercisable during the first twelve months from and including its date of grant or later than ten years from its date of grant. At the end of twelve months from and including its date of grant, each Option becomes exercisable for 100% of the shares of Common Stock covered thereby. The privilege shall, to the extent exercisable at any time, be exercisable in whole or in part.

     In the event of a tender offer or an exchange offer (other than one made by the Company) for shares of Common Stock, all then exercisable, but unexercised Options granted under the Plan shall continue to be exercisable during the thirty-day period following the first purchase of shares of Common Stock pursuant to such tender offer or exchange offer, but not beyond the Option expiration date.

     An Option shall be exercised by written notice to the Administrator given by the person entitled to exercise such Option. Said notice shall state the date of grant of the Option, the number of shares of Common Stock subject thereto, and the number of shares of Common Stock with respect to which the Option is exercised. No such notice which is inconsistent with any provision of the Option Agreement or the Plan shall be effective. No such notice shall be effective unless and until the Company, in the person of the Administrator, is in receipt of full payment of the option exercise price for the shares of Common Stock in respect of which the Option is being exercised. No right (including, without limitation, the right to any dividend or to vote) with respect to such shares of Common Stock shall accrue until after the date of the stock certificate representing such shares.

     Payment of the option exercise price may be made in cash, by delivery of whole shares of Common Stock having a Fair Market Value on the date written notice of exercise is delivered equal to the option exercise price, or partly in cash and partly in whole shares of Common Stock.

10.  OPTION TERM.
     -----------
     The term of each Option shall be 10 years.

11.  NON-TRANSFERABILITY.
     -------------------
     An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or under the laws of descent and distribution. An option may be exercised, during the lifetime of the Optionee, only by the Optionee.


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12.  TERMINATION OF DIRECTORSHIP.
     ---------------------------
     If for any reason an Optionee ceases to be a director of the Company, all then-unexercisable Option grants under this Plan and held by such Optionee shall be cancelled as of the date of such termination.

     If an Optionee ceases to be a director of the Company for any reason other than death or removal pursuant to Paragraph D of Article Eighth of the Company's Articles of Incorporation, each then-exercisable Option held by such Optionee shall be exercisable within a period of three years following the date the Optionee ceased to be a director, but in no event beyond the Option expiration date. In the event the Optionee dies during such three-year period, each such then-exercisable Option held by such Optionee, shall be exercisable by the legal representative of his estate, or by the person taking by will or under the laws of descent and distribution, within the time remaining in the three-year period or within a period of twelve months following the date of death, whichever is longer, but in no event beyond the Option expiration date.

     In the event an Optionee ceases to be a director by reason of death, each then-exercisable Option held by such Optionee shall be exercisable by the legal representative of his estate, or by the person taking by will or under the laws of descent and distribution, within a period of twelve months following the date of death.

     In the event that an Optionee is removed from the Board pursuant to Paragraph D of Article Eighth of the Company's Articles of Incorporation, all of the Option rights of such Optionee, whether or not then exercisable, shall terminate immediately.

13.  OPTION AGREEMENTS.
     -----------------
     Each Option shall be evidenced by a written Option Agreement signed by the Optionee and, on behalf of the Company, by the Administrator. The form of the Option Agreement shall be as provided by the Administrator. Each Option Agreement by its own express terms shall set forth: (i) the name of the Optionee, (ii) the date of the grant of the Option, (iii) the number of shares of Common Stock subject thereto, and (iv) the option exercise price per share of Common Stock, as determined pursuant to Section 6 hereof. Each Option Agreement shall otherwise set forth the provisions of the Plan or incorporate the same therein by reference.

14.  CONDITIONS UPON ISSUANCE OF SHARES.
     ----------------------------------
     The Company shall have no obligation to sell, issue, or deliver any shares of Common Stock pursuant to any Option or the exercise thereof if, in the opinion of counsel for the Company, the sale, issuance, or delivery of such shares of Common Stock would be in violation of any provision of the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended; any regulation or rule promulgated under either

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     of said acts; any regulation, rule, or requirement of any stock exchange upon which shares of Common Stock may then be listed; or any other law, regulation, rule, or requirement whatever which, in the opinion of said counsel, may be applicable. In such circumstances, the Company shall be without liability for the non-sale, non-issuance, and non-delivery of such shares, except for the return of any payment of the option price for such shares made by the Optionee, or any person standing in his stead, to the Company. Without assumption of or exposure to liability for failure of accomplishment of the purpose, the Company nonetheless commits itself to a standard of reasonable care and effort for the avoidance or cure of any obstacle to the sale, issuance, and delivery of shares hereunder. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant in writing at the time of such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares, and may require that shares delivered upon exercise of an Option bear an appropriate restrictive legend.

15.  SUSPENSION, TERMINATION, MODIFICATION, AND AMENDMENT.
     ----------------------------------------------------
     Subject to the last sentence of this Section 15, the Board shall have the power to suspend, terminate, revise, or amend the Plan, provided that suspension, termination, revision or amendment shall be without effect on any Option previously granted and then outstanding, and further provided that, except with the approval of Stockholders, the Board may not increase the maximum number of shares of Common Stock subject to the Plan; change any provision as to the class of persons to whom Options may be granted or the number of shares for which Options are to be granted to any person; reduce the minimum option price for an Option below 100% of the Fair Market Value of the stock subject thereto on the date of grant; increase the period for exercising any Option beyond ten years from the date of grant; or change provisions relating to the exercise of Options set forth in
     Section 9. Notwithstanding anything to the contrary in this Section 15, as long as may be required by Section 16b-3 of the Securities Exchange Act and the regulations promulgated thereunder, the terms of this Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

16.  SUCCESSORS.
     ----------
     All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.



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17.  HEADINGS.
     --------
     All headings contained in this Plan are for convenience of reference only and shall not be considered in construing any provisions hereof.

18.  GOVERNING LAW.
     -------------
     This Plan shall be governed by and in accordance with the laws of the Commonwealth of Kentucky.


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